----------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): July 29, 1999


         Merrill Lynch Mortgage Investors, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 1999, providing for the issuance of the MLMI, INC. Mortgage Loan Asset-Backed Certificates, Series 1999-NC1).

                     Merrill Lynch Mortgage Investors, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                                333-81429            13-5674085
-----------------------                      -----------         ------------
(State or Other Jurisdiction                (Commission       (I.R.S. Employer
  of Incorporation)                          File Number)   Identification No.)



          250 Vesey Street
World Financial Center, North Tower
        New York, New York                                         10281
        ------------------                                       -------
      (Address of Principal                                    (Zip Code)
       Executive Offices)

        Registrant's telephone number, including area code (212) 449-1000
                                                           --------------

-----------------------------------------------------------------------------

Item 5.       Other Events.
              ------------

         Pooling and Servicing Agreement*
         -------------------------------

         On July 29, 1999, Merrill Lynch Mortgage Investors, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of July 1, 1999 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Loan Asset-Backed Certificates, Series 1999-NC1 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.


















-----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated July 13, 1999 and the Prospectus Supplement dated July 21, 1999, of MLMI, Inc., relating to its Mortgage Loan Asset- Backed Certificates, Series 1999-NC1.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
----      ------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. Pooling and Servicing Agreement, dated as of July 1, 1999, by and among the Company, Litton Loan Servicing LP and the Trustee.

                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MERRILL LYNCH MORTGAGE
                                     INVESTORS, INC.



                                     By:/s/ Andrew Peisch
                                        ----------------------------
                                        Andrew Peisch
                                        Managing Director



Dated:  August 12, 1999

                                  Exhibit Index
                                  -------------



Exhibit                                                               Page
------                                                                ----

      99.1.  Pooling and Servicing
             Agreement,  dated as of July
             1, 1999, by and among,  the
             Company,  Litton  Loan
             Servicing  LP and the Trustee

                                  EXHIBIT 99.1

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE
                                        INVESTORS, INC.



                                        By:_________________________
                                           Andrew Peisch
                                           Managing Director



Dated:  August 12, 1999